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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                         Commission File Number 1-9601


      Date of Report (date of earliest event reported): October 25, 2007


                          K-V PHARMACEUTICAL COMPANY
            (Exact name of registrant as specified in its charter)


              DELAWARE                                 43-0618919
   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
   incorporation or organization)

        2503 SOUTH HANLEY ROAD
         ST. LOUIS, MISSOURI                              63144
(Address of principal executive offices)               (Zip Code)



                                (314) 645-6600
             (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       [ ] Written communications pursuant to Rule 425 under the Securities Act.
       [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
       [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
       [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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ITEM 7.01         REGULATION FD DISCLOSURE.

                  Attached and incorporated herein by reference as Exhibit 99 is a press release issued by K-V Pharmaceutical Company (the "Company") announcing that the Company has received final approval from the U.S. Food and Drug Administration of its application to market its 100 mg and 200 mg strengths of Morphine ER Tablets (MS Contin(R) marketed by Purdue Pharma L.P.). The information in this Form 8-K, including Exhibit 99 attached hereto, is being furnished under Regulation FD and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The Company has posted this Form 8-K on its internet website at www.kvpharmaceutical.com.

ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  (d) The following exhibit is furnished as part of this report:

                  Exhibit Number                 Description
                  --------------                 -----------

                       99 Press Release dated October 25, 2007, issued by K-V Pharmaceutical Company




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                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 25, 2007

                                       K-V PHARMACEUTICAL COMPANY



                                       By: /s/ Richard H. Chibnall
                                          --------------------------------------
                                          Richard H. Chibnall
                                          Vice President, Finance






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